SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  December 13, 2004

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3820 State Street

Santa Barbara, California  93105

(Address of principal executive offices, including zip code)

(805) 563-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                         Other Events.

On December 13, 2004, Tenet Healthcare Corporation issued a press release providing an indication of its anticipated results for the fourth quarter ending December 31, 2004 and a preliminary outlook for its performance in 2005.  In addition, Tenet announced that a number of the company’s senior executives will discuss Tenet’s strategies at an investor update to be web cast on December 15, 2004 beginning at 9 a.m. EST.  The press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ Stephen D. Farber
Stephen D. Farber
Chief Financial Officer

Date:  December 14, 2004

EXHIBIT INDEX

99.1                           Press Release issued on December 13, 2004